Exhibit 99.2
FINANCIAL SUPPLEMENT
June 30, 2009
Monster Worldwide, Inc. (together with its consolidated subsidiaries, the “Company,” “Monster,” “we,” “our” or “us”) provides this supplement to assist investors in evaluating our Company’s financial and operating metrics. We suggest that the notes to this supplement are read in conjunction with the financial tables. The financial information included in this supplement contains certain non-GAAP financial measures. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for, or superior to, GAAP results. The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure. The Company intends to update the financial supplement on a quarterly basis.

Notes to Financial Supplement
Presentation
Provision for Legal Settlements, net
In the second quarter of 2008, the Company recorded a $40.1 million provision for legal settlements, net, relating to estimated settlements, costs and expenses arising out of the legal actions regarding the Company’s historical stock option granting practices.
The provision for legal settlements, net in the second quarter of 2008 included approximately $25.1 million for the settlement of the securities class action regarding the Company’s historical stock option granting practices. In July 2008, the Company agreed to settle the securities class action, subject to court approval. Court approval was received in October 2008. Under the terms of the settlement, the defendants paid $47.5 million to the class, of which the Company’s cost was approximately $25.1 million, net of its insurance recovery and contribution from another defendant.
Also recorded in the provision for legal settlements, net, in the second quarter of 2008 was approximately $15.0 million for estimated expenses relating to the other outstanding litigation in connection with the Company’s historical stock option grant practices. In May 2009, the Company agreed, without admitting or denying wrongdoing, to pay a $2.5 million penalty to the United States Securities and Exchange Commission (the “SEC”) to settle claims arising out of the SEC’s inquiry into the Company’s stock option granting practices.
Professional Fees
For the three months ended June 30, 2009 and 2008, we recorded approximately $2.2 million and $4.3 million, respectively, of professional fees relating to our historical stock option grant practices. For the six months ended June 30, 2009 and 2008, we recorded approximately $5.3 million and $7.3 million, respectively, of professional fees relating to our historical stock option grant practices. These costs primarily relate to legal fees and are a component of “office and general” in our consolidated statement of operations. In addition, we have incurred costs related to litigation, an informal investigation by the SEC and an investigation by the United States Attorney for the Southern District of New York.
We expect to continue to incur significant professional fees related to ongoing matters relating to our historical stock option grant practices. While we cannot quantify or estimate the timing of these costs throughout 2009, we expect to continue to incur significant professional fees related to legal fees paid on behalf of former employees and former members of senior management in connection with ongoing matters relating to our historical stock option grant practices.
Restructuring Actions
On July 30, 2007, we announced a series of strategic restructuring actions that are intended to position us for sustainable long-term growth in the rapidly evolving global online recruitment advertising industry.
The restructuring plan included an anticipated reduction in the current workforce by approximately 800 associates, or 15% of our full-time staff. Subsequent to the announcement of this plan, the Company made a strategic decision to in-source customer service and therefore the current reduction is approximately 700 associates. The plan also included fixed asset write-offs, accelerated depreciation for assets to be phased out, costs relating to the consolidation of certain office facilities, contract termination costs, relocation costs and professional fees. The restructuring plan arose out of a review commencing in the second quarter of 2007 by our current executive management team of our cost structure and organizational structure. The restructuring was intended to realign the structure to permit investment in key areas that will improve the customer experience and foster revenue growth and long-term operating margin expansion. As of June 30, 2009, all of the initiatives relating to the 2007 restructuring program are complete and no new charges will be incurred in the future relating to this program. Since the inception of the 2007 restructuring plan through June 30, 2009, we have incurred $49.1 of restructuring expenses.

For the three months ended June 30, 2009 and 2008, we recorded $5.1 million and $2.7 million of restructuring costs, respectively, primarily related to severance, fixed asset write-offs and office consolidations. For the six months ended June 30, 2009 and 2008, we recorded $16.1 million and $9.7 million of restructuring costs, respectively, primarily related to severance, fixed asset write-offs and office consolidations.
Deferred revenue related to acquisitions
During the fourth quarter of 2008, we completed the acquisition of ChinaHR. In accordance with existing purchase accounting rules, we are required to write down a portion of ChinaHR’s deferred revenue to its fair value. Consequently, in post acquisition periods, we do not recognize the full amount of this deferred revenue. When measuring the performance of our business, however, we add back the revenue resulting from this fair value adjustment as we believe that the inclusion of this revenue provides useful information to our management, as well as to investors. For the three and six months ended June 30, 2009, the fair value adjustment to ChinaHR’s deferred revenue was $0.7 million and $1.7 million, respectively.
Wind-down of Internet Advertising & Fees Tickle Business
In May 2008, we announced our intentions to wind-down the operations of Tickle, a business included in the Internet Advertising & Fees segment. As a result of this action, we have reclassified our quarterly financial information to reflect the wind-down as discontinued operations in all periods presented. The financial results from continuing operations, presented herein, reflect the results of the remaining and ongoing portion of our business.
Security Breach
In August 2007, we announced a security breach related to unauthorized access to our resume database. We took remediation measures, including the procurement of the capability to assist any potentially affected customers. For the six months ended June 30, 2008, we recorded $0.5 million related to the breach, which was recorded as a component of office and general in the consolidated statement of operations.
Reclassifications
Certain reclassifications of prior year amounts have been made for consistent presentation.
Non-GAAP financial measures
Monster Worldwide, Inc. (the “Company”) has provided certain non-GAAP financial information as additional information for its operating results. These measures are not in accordance with, or an alternative for, generally accepted accounting principles (“GAAP”) and may be different from non-GAAP measures reported by other companies. The Company believes that its presentation of non-GAAP measures provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations.

Non-GAAP revenue, operating expenses, operating income, operating margin, income from continuing operations and diluted earnings per share all exclude certain pro forma adjustments including: deferred revenue fair value purchase accounting adjustment related to ChinaHR, ongoing costs associated with the stock option investigations, related litigation and potential fines or settlements; severance costs for former executive officers incurred in the second quarter of 2007; costs related to the measures taken by the Company in response to a security breach in August 2007; and the strategic restructuring actions initiated in the third quarter of 2007. The Company uses these non-GAAP measures for reviewing the ongoing results of the Company’s core business operations and in certain instances, for measuring performance under certain of the Company’s incentive compensation plans. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.
Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash costs incurred in connection with the Company’s restructuring program. The Company considers OIBDA to be an important indicator of its operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash restructuring costs from period to period, which the Company believes is useful to management and investors in evaluating its operating performance. OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.
Free cash flow is defined as cash flow from operating activities less capital expenditures. Free cash flow is considered a liquidity measure and provides useful information about the Company’s ability to generate cash after investments in property and equipment. Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies. Free cash flow does not reflect the total change in the Company’s cash position for the period and should not be considered a substitute for such a measure.
Net cash and securities are defined as cash and cash equivalents plus short-term and long-term marketable securities, less total debt. Total available liquidity is defined as cash and cash equivalents, plus short-term and long-term marketable securities plus unused borrowings under our credit facility. The Company considers net cash and securities and total available liquidity to be an important measure of liquidity and an indicator of its ability to meet its ongoing obligations. The Company also uses net cash and securities and total available liquidity, among other measures, in evaluating its choices for capital deployment. Net cash and securities and total available liquidity are presented herein as non-GAAP measures and may not be comparable to similarly titled measures used by other companies.
Selected financial ratios
We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business. Our definitions and calculations are as follows:
Annualized return on equity
Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain. In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business. We calculate annualized return on equity as follows:
Annualized net income / Average stockholders’ equity
Book value per share
Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity. We calculate book value per share as follows:
Stockholders’ equity / Total shares outstanding

Cash and marketable securities per share
We calculate cash and marketable securities per share as follows:
(Cash and cash equivalents + Current marketable securities + Non-current marketable securities) / Total shares outstanding
Net cash and securities
We calculate cash and marketable securities per share as follows:
(Cash and cash equivalents + available-for-sale securities, current, + available-for-sale securities, non-current - borrowings on credit facility short-term - current portion of long-term debt - long-term debt, less current portion)

Monster Worldwide, Inc.
Statements of Operations
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	6M 2008	6M 2009

Monster Careers	$291,326	$296,996	$316,877	$336,810	$320,953	$297,606	$257,931	$222,849	$190,397	$657,763	$413,246
Internet Advertising & Fees	32,659	33,146	30,970	29,662	33,341	34,583	32,741	31,554	32,660	63,003	64,214

Revenue	323,985	330,142	347,847	366,472	354,294	332,189	290,672	254,403	223,057	720,766	477,460

Salary and related	127,839	123,965	127,666	135,115	127,346	128,904	123,211	112,037	103,564	262,461	215,601
Office and general	51,856	57,621	56,708	61,710	61,754	57,124	44,091	45,793	42,917	123,464	88,710
Marketing and promotion	73,568	71,584	76,818	111,854	68,976	57,684	52,684	73,691	44,953	180,830	118,644
Provision for legal settlements, net	—	—	—	—	40,100	—	—	—	—	40,100	—
Restructuring and other special charges	—	11,155	5,442	6,927	2,732	3,592	3,156	11,008	5,097	9,659	16,105
Depreciation expense	9,350	10,408	10,589	10,803	12,330	13,336	14,761	13,769	14,479	23,133	28,248
Amortization of restricted stock and RSU Plan	17,069	2,871	3,623	5,206	8,351	7,437	7,046	10,149	9,816	13,557	19,965
Non-cash stock option expense	47	104	105	127	182	165	178	199	104	309	303
Amortization of intangibles	1,413	1,437	1,457	1,386	1,274	1,374	2,756	2,551	2,466	2,660	5,017

Operating expenses	281,142	279,145	282,408	333,128	323,045	269,616	247,883	269,197	223,396	656,173	492,593

Operating (loss) income	42,843	50,997	65,439	33,344	31,249	62,573	42,789	(14,794)	(339)	64,593	(15,133)
Interest and other, net	6,903	6,507	6,799	7,383	3,057	5,283	1,560	1,203	76	10,440	1,279

Income (loss) from cont. operations, pre-tax	49,746	57,504	72,238	40,727	34,306	67,856	44,349	(13,591)	(263)	75,033	(13,854)

Income taxes	17,587	20,474	25,310	15,143	12,153	22,734	14,880	(4,489)	(83)	27,296	(4,572)
Losses in equity interests, net	(2,966)	(3,074)	(838)	(1,822)	(3,592)	(2,086)	(339)	(1,239)	(1,190)	(5,414)	(2,429)

Income (loss) from continuing operations	29,193	33,956	46,090	23,762	18,561	43,036	29,130	(10,341)	(1,370)	42,323	(11,711)

Income (loss) from disc. operations, net of tax(1)	(577)	(655)	(1,090)	(1,171)	12,269	(258)	(536)	—	—	11,098	—

Net income (loss)	$28,616	$33,301	$45,000	$22,591	$30,830	$42,778	$28,594	$(10,341)	$(1,370)	$53,421	$(11,711)

Basic earnings (loss) per share:
Income (loss) from continuing operations	$0.22	$0.26	$0.37	$0.19	$0.15	$0.36	$0.25	$(0.09)	$(0.01)	$0.35	$(0.10)

Net income (loss)	$0.22	$0.26	$0.36	$0.18	$0.26	$0.36	$0.24	$(0.09)	$(0.01)	$0.44	$(0.10)

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$0.22	$0.26	$0.36	$0.19	$0.15	$0.36	$0.24	$(0.09)	$(0.01)	$0.35	$(0.10)

Net income (loss)	$0.21	$0.25	$0.36	$0.18	$0.25	$0.35	$0.24	$(0.09)	$(0.01)	$0.44	$(0.10)

Weighted avg. shares outstanding:
Basic shares	130,542	129,499	125,504	122,711	120,885	120,057	118,601	118,855	119,274	121,798	119,066
Diluted shares	133,121	130,757	126,704	123,332	121,541	120,722	119,380	118,855	119,274	122,552	119,066

Global employees (ones)	5,442	5,116	5,112	5,164	5,396	5,669	6,961	6,295	5,999	5,396	5,999
Annualized revenue per average employee	$241.6	$250.2	$272.1	$285.3	$268.4	$240.2	$184.1	$153.5	$145.1	$268.4	$145.1

(1) -	Loss from discontinued operations, net of tax in the second quarter of 2008 includes tax benefits of $29.4 million and long-lived asset write-offs of $13.1 million related to the wind-down of the Tickle business included in our Internet Advertising & Fees business segment.

Monster Worldwide, Inc.
Trailing Twelve Months Statistics — Statements of Operations
(unaudited, in thousands, except per share amounts)

Summary P&L Information	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009

Monster Careers	$1,084,101	$1,136,805	$1,195,422	$1,242,009	$1,271,636	$1,272,246	$1,213,300	$1,099,339	$968,783
Internet Advertising & Fees	127,303	128,505	128,382	126,437	127,119	128,556	130,327	132,219	131,538

Revenue	1,211,404	1,265,310	1,323,804	1,368,446	1,398,755	1,400,802	1,343,627	1,231,558	1,100,321

Salary and related	458,256	479,579	496,472	514,585	514,092	519,031	514,576	491,498	467,716
Office and general	200,719	217,151	224,935	227,895	237,793	237,296	224,679	208,762	189,925
Marketing and promotion	269,446	278,594	294,479	333,824	329,232	315,332	291,198	253,035	229,012
Provision for legal settlements, net	—	—	—	—	40,100	40,100	40,100	40,100	—
Restructuring and other special charges	—	11,155	16,597	23,524	26,256	18,693	16,407	20,488	22,853
Depreciation expense	31,595	35,066	38,207	41,150	44,130	47,058	51,230	54,196	56,345
Amortization of restricted stock and RSU Plan	26,612	26,540	27,739	28,769	20,051	24,617	28,040	32,983	34,448
Non-cash stock option expense	233	337	442	383	518	579	652	724	646
Amortization of intangibles	5,838	5,812	5,701	5,693	5,554	5,491	6,790	7,955	9,147

Operating expenses	992,699	1,054,234	1,104,572	1,175,823	1,217,726	1,208,197	1,173,672	1,109,741	1,010,092

Operating income	218,705	211,076	219,232	192,623	181,029	192,605	169,955	121,817	90,229
Interest and other, net	23,943	25,327	25,622	27,592	23,746	22,522	17,283	11,103	8,122

Income from continuing operations, pre-tax	242,648	236,403	244,854	220,215	204,775	215,127	187,238	132,920	98,351

Income taxes	85,246	83,458	86,461	78,514	73,080	75,340	64,910	45,278	33,042
Losses in equity interests, net	(7,957)	(8,977)	(8,298)	(8,700)	(9,326)	(8,338)	(7,839)	(7,256)	(4,854)

Income from continuing operations	149,445	143,968	150,095	133,001	122,369	131,449	114,489	80,386	60,455

Income (loss) from disc. operations, net of tax	(126,089)	(3,494)	(3,696)	(3,493)	9,353	9,750	10,304	11,475	(794)

Net income	$23,356	$140,474	$146,399	$129,508	$131,722	$141,199	$124,793	$91,861	$59,661

Basic earnings (loss) per share:
Income (loss) from continuing operations	$1.16	$1.11	$1.17	$1.05	$0.98	$1.07	$0.95	$0.67	$0.51

Net income (loss)	$0.18	$1.08	$1.14	$1.02	$1.06	$1.15	$1.04	$0.77	$0.50

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$1.13	$1.09	$1.15	$1.04	$0.97	$1.07	$0.94	$0.67	$0.51

Net income (loss)	$0.18	$1.07	$1.12	$1.01	$1.05	$1.15	$1.03	$0.76	$0.50

Weighted avg. shares outstanding:
Basic shares	129,292	129,546	128,785	127,064	124,650	122,289	120,557	119,600	119,197
Diluted shares	131,905	131,888	130,755	128,479	125,584	123,075	121,167	120,125	119,558

Monster Worldwide, Inc.
Statements of Cash Flows
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	6M 2008	6M 2009
Cash flows provided by (used for) operating activities:
Net income (loss)	$28,616	$33,301	$45,000	$22,591	$30,830	$42,778	$28,594	$(10,341)	$(1,370)	$53,421	$(11,711)

Adjustments to reconcile net income (loss) to cash provided by operating activities:
(Income) loss from discontinued operations, net of tax	577	655	1,090	1,171	(12,269)	258	536	—	—	(11,098)	—
Depreciation and amortization of intangibles	10,763	11,845	12,046	12,189	13,604	14,710	17,517	16,320	16,945	25,793	33,265
Provision for legal settlements, net	—	—	—	—	40,100	—	—	—	—	40,100	—
Receipts and payments for legal settlements, net	—	—	—	—	—	5,700	(35,587)	—	—	—	—
Provision for doubtful accounts	2,630	3,340	4,453	3,564	3,207	4,403	5,057	4,072	2,812	6,771	6,884
Non-cash compensation	17,116	2,975	3,728	6,495	8,533	7,602	7,223	10,348	9,920	15,028	20,268
Deferred income taxes	(7,605)	2,808	(2,762)	(7,319)	(12,263)	12,440	14,572	(2,488)	(3,933)	(19,582)	(6,421)
Non-cash restructuring write-offs and (gain) loss on disposal of assets	(572)	(2)	3	1,649	436	924	924	3,690	1,051	2,085	4,741
Loss in equity interests	2,966	3,074	838	1,822	3,592	2,086	339	1,239	1,189	5,414	2,428
Changes in assets and liabilities, net of business combinations:										—	—
Accounts receivable	(4,804)	13,699	(101,843)	37,848	44,812	49,231	(19,371)	72,347	47,892	82,660	120,239
Prepaid and other	(4,202)	(8,007)	(12,766)	1,025	18,073	2,522	1,548	3,246	13,615	19,098	16,861
Deferred revenue	2,360	(17,515)	89,650	(2,458)	(51,465)	(58,644)	(5,732)	(63,383)	(61,153)	(53,923)	(124,536)
Accounts payable, accrued expenses and other liabilities	7,163	26,536	27,091	(289)	(13,308)	8,673	(27,790)	(21,237)	(40,656)	(13,597)	(61,893)
Net cash provided by (used for) operating activities of discontinued operations	(1,847)	126	(2,344)	(560)	(2,569)	(962)	(2,758)	(77)	77	(3,129)	—

Total adjustments	24,545	39,534	19,184	55,137	40,483	48,943	(43,522)	24,077	(12,241)	95,620	11,836

Net cash provided by (used for) operating activities	53,161	72,835	64,184	77,728	71,313	91,721	(14,928)	13,736	(13,611)	149,041	125

Cash flows provided by (used for) investing activities:
Capital expenditures	(15,515)	(10,596)	(16,240)	(20,559)	(29,654)	(21,011)	(22,403)	(14,922)	(11,457)	(50,213)	(26,379)
Purchase of marketable securities	(317,555)	(327,250)	(415,025)	(149,249)	(7,633)	(25,265)	(1,785)	(992)	(6,484)	(156,882)	(7,476)
Sale and maturities of marketable securities	277,903	446,418	478,068	414,453	21,852	66,000	36,981	1,425	1,892	436,305	3,317
Payments for acquisitions and intangible assets, net of cash acquired	(142)	(133)	(610)	(61,567)	—	(64,628)	(166,641)	—	—	(61,567)	—
Dividends received from unconsolidated investee	—	—	—	—	1,011	—	—	—	763	1,011	763
Cash funded to equity investee	(1,600)	(5,900)	—	(5,000)	—	—	(1,402)	(1,428)	(1,886)	(5,000)	(3,314)
Net cash used for investing activities of discontinued operations	(87)	(5)	—	—	—	—	—	—	—	—	—

Net cash provided by (used for) investing activities	(56,996)	102,534	46,193	178,078	(14,424)	(44,904)	(155,250)	(15,917)	(17,172)	163,654	(33,089)

Cash flows provided by (used for) financing activities:
Proceeds from borrowings on credit facilities short-term	—	—	—	—	—	247,000	4,971	199,203	—	—	199,203
Payments on borrowings on credit facilities short-term	—	—	—	—	—	—	(197,893)	—	(157,173)	—	(157,173)
Repurchase of common stock	(6,716)	(154,692)	(97,761)	(79,469)	(6,858)	(41,806)	(32)	(1,907)	(528)	(86,327)	(2,435)
Net borrowings (payments) under capital lease obligations and other debt	—	(58)	(42)	(80)	(67)	(9)	(15)	(5)	(1)	(147)	(6)
Payments on acquisition debt	(5,552)	—	(1,500)	—	—	—	—	—	—	—	—
Proceeds from the exercise of employee stock options	10,006	651	838	418	628	110	305	9	—	1,046	9
Excess tax benefits from (provisions for) stock-based compensation	5,857	1,611	(155)	61	59	861	22	4	—	120	4

Net cash provided by (used for) financing activities	3,595	(152,488)	(98,620)	(79,070)	(6,238)	206,156	(192,642)	197,304	(157,702)	(85,308)	39,602

Effects of exchange rates on cash	1,037	3,795	772	10,256	(1,933)	(13,303)	(20,044)	(6,327)	13,681	8,323	7,354

Net increase (decrease) in cash and cash equivalents	797	26,676	12,529	186,992	48,718	239,670	(382,864)	188,796	(174,804)	235,710	13,992
Cash and cash equivalents, beginning of period	89,742	90,539	117,215	129,744	316,736	365,454	605,124	222,260	411,056	129,744	222,260

Cash and cash equivalents, end of period	$90,539	$117,215	$129,744	$316,736	$365,454	$605,124	$222,260	$411,056	$236,252	$365,454	$236,252

Non — GAAP Free cash flow (1):
Net cash provided by operating activities	$53,161	$72,835	$64,184	$77,728	$71,313	$91,721	$(14,928)	$13,736	$(13,611)	$149,041	$125
Less: Capital expenditures	(15,515)	(10,596)	(16,240)	(20,559)	(29,654)	(21,011)	(22,403)	(14,922)	(11,457)	(50,213)	(26,379)

Free cash flow	$37,646	$62,239	$47,944	$57,169	$41,659	$70,710	$(37,331)	$(1,186)	$(25,068)	$98,828	$(26,254)

(1) - See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Consolidated Condensed Balance Sheets
(unaudited, in thousands, except selected financial ratios)

	Trended Quarterly Data
	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009

ASSETS

Current assets:
Cash and cash equivalents	$90,539	$117,215	$129,744	$316,736	$365,454	$605,124	$222,260	$411,056	$236,252
Marketable securities, current	630,914	511,746	448,703	79,236	68,579	33,823	1,425	992	14,533
Net Accounts Receivable	419,033	401,994	499,854	458,447	410,427	358,214	376,720	294,449	249,004
Prepaid and other	100,233	101,950	106,664	97,929	121,093	111,754	82,415	82,710	73,866

Total current assets	1,240,719	1,132,905	1,184,965	952,348	965,553	1,108,915	682,820	789,207	573,655

Marketable securities, non-current	—	—	—	102,716	99,330	93,728	90,347	89,196	81,272
Property and equipment, net	117,613	117,802	123,397	138,182	149,048	152,352	161,282	154,559	153,942
Goodwill	595,850	614,437	615,334	702,598	690,161	707,164	894,546	886,970	897,561
Intangibles, net	37,012	36,804	35,351	34,308	32,696	36,694	52,335	49,533	47,420
Investment in unconsolidated affiliates	54,782	51,708	50,871	49,049	44,446	42,360	1,843	1,315	517
Other assets	48,360	52,513	53,162	67,218	70,475	61,761	33,417	33,314	35,100
Non-current assets of discontinued operations	16,233	15,461	14,730	13,959	—	—	—	—	—

Total assets	$2,110,569	$2,021,630	$2,077,810	$2,060,378	$2,051,709	$2,202,974	$1,916,590	$2,004,094	$1,789,467

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, accrued expenses and other	$278,553	$298,023	$304,146	$297,932	$321,077	$328,546	$254,407	$225,630	$192,266
Deferred revenue	452,196	434,682	524,331	521,873	470,408	411,764	414,312	344,905	289,818
Borrowings on credit facility short-term	—	—	—	—	—	247,000	54,971	254,174	97,000
Current portion of long-term debt	1,660	1,684	184	158	142	26	18	27	23

Total current liabilities	732,409	734,389	828,661	819,963	791,627	987,336	723,708	824,736	579,107

Non-current income taxes payable	89,910	94,418	111,108	116,376	119,360	115,318	119,951	123,385	125,991
Other liabilities	25,785	25,574	17,264	16,254	17,449	23,699	25,658	29,838	30,971
Non-current liabilities of discontinued operations	4,696	4,486	4,276	4,067	—	—	—	—	—

Total liabilities	852,800	858,867	961,309	956,660	928,436	1,126,353	869,317	977,959	736,069

Common stock and class B common stock	131	131	133	133	134	134	133	134	134
Additional paid-in capital	1,713,670	1,562,646	1,468,808	1,395,991	1,397,281	1,363,655	1,367,373	1,374,049	1,382,649
Accumulated other comprehensive (loss) income	93,096	115,813	118,387	155,830	143,264	87,460	25,801	8,327	28,360
Retained deficit	(549,128)	(515,827)	(470,827)	(448,236)	(417,406)	(374,628)	(346,034)	(356,375)	(357,745)

Total stockholders’ equity	1,257,769	1,162,763	1,116,501	1,103,718	1,123,273	1,076,621	1,047,273	1,026,135	1,053,398

Total liabilities and stockholders’ equity	$2,110,569	$2,021,630	$2,077,810	$2,060,378	$2,051,709	$2,202,974	$1,916,590	$2,004,094	$1,789,467

Selected Financial Ratios(1)
- Annualized return on equity	9.3%	11.0%	15.8%	8.1%	11.1%	15.6%	10.8%	-4.0%	-0.5%
- Book value per share	$9.60	$9.19	$9.02	$9.13	$9.30	$9.08	$8.83	$8.61	$8.83
- Cash and marketable securities per share	$5.51	$4.97	$4.67	$4.13	$4.42	$6.18	$2.65	$4.20	$2.78
- Net cash and securities	$719,481	$627,016	$578,032	$498,353	$533,095	$485,632	$259,033	$247,038	$235,034

(1)	- See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.
Segment Information and Margin Analysis — Non-GAAP
(unaudited, in thousands)

	Trended Quarterly Data									Year to Date Data
	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	6M 2008	6M 2009
Segment OIBDA(1):
Careers — North America	$60,845	$57,589	$60,410	$47,602	$67,636	$52,516	$44,138	$12,272	$22,066	$115,238	$34,338
Careers — International	17,362	12,896	29,980	16,662	40,361	39,060	23,833	10,749	8,386	57,023	19,135

Careers OIBDA (1)	78,207	70,485	90,390	64,264	107,997	91,576	67,971	23,021	30,452	172,261	53,473

Internet Advertising & Fees OIBDA(1)	7,438	5,316	3,118	792	7,508	7,425	6,293	6,364	7,939	8,300	14,303

Total Monster OIBDA(1)	$85,645	$75,801	$93,508	$65,056	$115,505	$99,001	$74,264	$29,385	$38,391	$180,561	$67,776

Corporate expenses before D&A(1)	$(14,923)	$(9,917)	$(11,032)	$(12,104)	$(61,196)	$(13,192)	$(5,810)	$(13,843)	$(10,810)	$(73,300)	$(24,653)

Proforma operating income(1):
Careers — North America	$55,029	$59,430	$56,482	$42,955	$59,335	$43,771	$34,314	$3,100	$12,405	$102,290	$15,505
Careers — International	12,055	13,589	28,699	12,945	33,316	32,467	17,711	7,413	1,983	46,261	9,396

Careers Proforma operating income(1)	67,084	73,019	85,181	55,900	92,651	76,238	52,025	10,513	14,388	148,551	24,901

Internet Advertising & Fees ProForma operating income (loss)(1)	5,679	5,404	2,658	(609)	4,994	4,977	3,745	4,003	5,096	4,385	9,099

Total Monster Proforma income(1)	$72,763	$78,423	$87,839	$55,291	$97,645	$81,215	$55,770	$14,516	$19,484	$152,936	$34,000

Corporate Proforma expenses(1)	$(8,778)	$(8,046)	$(12,177)	$(11,586)	$(19,308)	$(11,175)	$(14,294)	$(14,288)	$(11,756)	$(30,894)	$(26,044)

Segment operating income (loss):(1)
Careers — North America	$54,579	$51,455	$52,950	$39,701	$58,409	$43,120	$34,025	$828	$10,919	$98,110	$11,747
Careers — International	12,055	7,344	24,753	9,643	31,916	30,230	12,938	(671)	(2,019)	41,559	(2,690)

Careers operating income (loss)	66,634	58,799	77,703	49,344	90,325	73,350	46,963	157	8,900	139,669	9,057

Internet Advertising & Fees operating income (loss)	5,679	3,487	1,383	(1,431)	4,656	4,726	3,715	3,557	4,926	3,225	8,483

Total Monster operating income (loss)	$72,313	$62,286	$79,086	$47,913	$94,981	$78,076	$50,678	$3,714	$13,826	$142,894	$17,540

Corporate expenses	$(29,470)	$(11,289)	$(13,647)	$(14,569)	$(63,732)	$(15,503)	$(7,889)	$(18,508)	$(14,165)	$(78,301)	$(32,673)

Margin Analysis:

Careers — North America OIBDA margin	34.9%	32.8%	34.8%	25.9%	41.2%	33.8%	32.7%	10.3%	21.7%	33.1%	15.5%
Careers — North America Proforma operating margin	31.5%	33.9%	32.5%	23.4%	36.1%	28.2%	25.4%	2.6%	12.2%	29.4%	7.0%
Careers — North America operating margin	31.3%	29.4%	30.5%	21.6%	35.6%	27.8%	25.2%	0.7%	10.7%	28.2%	5.3%

Careers — International OIBDA margin	14.9%	10.6%	20.9%	10.9%	25.8%	27.4%	19.4%	10.4%	9.5%	18.4%	10.0%
Careers — International Proforma operating margin	10.3%	11.2%	20.0%	8.4%	21.3%	22.8%	14.2%	7.1%	2.2%	14.9%	4.8%
Careers — International operating margin	10.3%	6.0%	17.3%	6.3%	20.4%	21.2%	10.5%	-0.6%	-2.3%	13.4%	-1.4%

Careers OIBDA margin	26.8%	23.7%	28.5%	19.1%	33.6%	30.8%	26.4%	10.3%	16.0%	26.2%	12.9%
Careers Proforma operating margin	23.0%	24.6%	26.9%	16.6%	28.9%	25.6%	20.0%	4.7%	7.5%	22.6%	6.0%
Careers operating margin	22.9%	19.8%	24.5%	14.7%	28.1%	24.6%	18.2%	0.1%	4.7%	21.2%	2.2%

Internet Advertising & Fees OIBDA margin	22.8%	16.0%	10.1%	2.7%	22.5%	21.5%	19.2%	20.2%	24.3%	13.2%	22.3%
Internet Advertising & Fees Proforma operating margin	17.4%	16.3%	8.6%	-2.1%	15.0%	14.4%	11.4%	12.7%	15.6%	7.0%	14.2%
Internet Advertising & Fees operating margin	17.4%	10.5%	4.5%	-4.8%	14.0%	13.7%	11.3%	11.3%	15.1%	5.1%	13.2%

(1)	- See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Statements of Operations
(unaudited)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	6M 2008	6M 2009

Monster Careers	89.9%	90.0%	91.1%	91.9%	90.6%	89.6%	88.7%	87.6%	85.4%	91.3%	86.6%
Internet Advertising & Fees	10.1%	10.0%	8.9%	8.1%	9.4%	10.4%	11.3%	12.4%	14.6%	8.7%	13.4%

Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	39.5%	37.5%	36.7%	36.9%	35.9%	38.8%	42.4%	44.0%	46.4%	36.4%	45.2%
Office and general	16.0%	17.5%	16.3%	16.8%	17.4%	17.2%	15.2%	18.0%	19.2%	17.1%	18.6%
Marketing and promotion	22.7%	21.7%	22.1%	30.5%	19.5%	17.4%	18.1%	29.0%	20.2%	25.1%	24.8%
Provision for legal settlements, net	0.0%	0.0%	0.0%	0.0%	11.3%	0.0%	0.0%	0.0%	0.0%	5.6%	0.0%
Restructuring and other special charges	0.0%	3.4%	1.6%	1.9%	0.8%	1.1%	1.1%	4.3%	2.3%	1.3%	3.4%
Depreciation expense	2.9%	3.2%	3.0%	2.9%	3.5%	4.0%	5.1%	5.4%	6.5%	3.2%	5.9%
Amortization of restricted stock and RSU Plan	5.3%	0.9%	1.0%	1.4%	2.4%	2.2%	2.4%	4.0%	4.4%	1.9%	4.2%
Non-cash stock option expense	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.1%	0.1%	0.0%	0.0%	0.1%
Amortization of intangibles	0.4%	0.4%	0.4%	0.4%	0.4%	0.4%	0.9%	1.0%	1.1%	0.4%	1.1%

Operating expenses	86.8%	84.6%	81.2%	90.9%	91.2%	81.2%	85.3%	105.8%	100.2%	91.0%	103.2%

Operating income (loss)	13.2%	15.4%	18.8%	9.1%	8.8%	18.8%	14.7%	-5.8%	-0.2%	9.0%	-3.2%
Interest and other, net	2.1%	2.0%	2.0%	2.0%	0.9%	1.6%	0.5%	0.5%	0.0%	1.4%	0.3%

Income (loss) from continuing operations, pre-tax	15.4%	17.4%	20.8%	11.1%	9.7%	20.4%	15.3%	-5.3%	-0.1%	10.4%	-2.9%

Income taxes	5.4%	6.2%	7.3%	4.1%	3.4%	6.8%	5.1%	-1.8%	0.0%	3.8%	-1.0%
Losses in equity interests, net	-0.9%	-0.9%	-0.2%	-0.5%	-1.0%	-0.6%	-0.1%	-0.5%	-0.5%	-0.8%	-0.5%

Income from continuing operations	9.0%	10.3%	13.3%	6.5%	5.2%	13.0%	10.0%	-4.1%	-0.6%	5.9%	-2.5%

Income (loss) from disc. operations, net of tax	-0.2%	-0.2%	-0.3%	-0.3%	3.5%	-0.1%	-0.2%	0.0%	0.0%	1.5%	0.0%

Net income (loss)	8.8%	10.1%	12.9%	6.2%	8.7%	12.9%	9.8%	-4.1%	-0.6%	7.4%	-2.5%

Monster Worldwide, Inc.
Statements of Operations — Reconciliation of Non-GAAP Measures
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	6M 2008	6M 2009

Proforma revenue (1)	$323,985	$330,142	$347,847	$366,472	$354,294	$332,189	$292,885	$255,397	$223,782	$720,766	$479,179

Deferred revenue related to acquisitions	—	—	—	—	—	—	2,213	994	725	—	1,719

Revenue	$323,985	$330,142	$347,847	$366,472	$354,294	$332,189	$290,672	$254,403	$223,057	$720,766	$477,460

OIBDA (1)	$70,722	$65,884	$82,476	$52,952	$54,309	$85,809	$68,454	$15,542	$27,581	$107,261	$43,123

Depreciation expense	9,350	10,408	10,589	10,803	12,330	13,336	14,761	13,769	14,479	23,133	28,248
Amortization of restricted stock and RSU Plan	17,069	2,871	3,623	5,206	8,351	7,437	7,046	10,149	9,816	13,557	19,965
Non-cash stock option expense	47	104	105	127	182	165	178	199	104	309	303
Restructuring non-cash compensation expense	—	—	—	1,162	—	—	—	—	—	1,162	—
Restructuring non-cash write-offs	—	67	1,263	924	923	924	924	3,668	1,055	1,847	4,723
Amortization of intangibles	1,413	1,437	1,457	1,386	1,274	1,374	2,756	2,551	2,466	2,660	5,017

Operating income (loss)	$42,843	$50,997	$65,439	$33,344	$31,249	$62,573	$42,789	$(14,794)	$(339)	$64,593	$(15,133)

Proforma operating income (1)	$63,985	$70,377	$75,662	$43,705	$78,337	$70,040	$41,476	$228	$7,728	$122,042	$7,956

Executive Commitments	15,811	—	—	—	—	—	—	—	—	—	—
Provision for legal settlements, net	—	—	—	—	40,100	—	—	—	—	40,100	—
Stock option investigation	5,331	2,571	1,392	2,983	4,256	3,875	(6,682)	3,020	2,245	7,239	5,265
Security breach	—	5,654	3,389	451	—	—	—	—	—	451	-
Deferred revenue related to acquisitions	—	—	—	—	—	—	2,213	994	725	—	1,719
Restructuring non-cash compensation expense	—	—	—	1,162	—	—	—	—	—	1,162	—
Restructuring program non-cash write-offs	—	67	1,263	924	923	924	924	3,668	1,055	1,847	4,723
Restructuring expenses, less non-cash items	—	11,088	4,179	4,841	1,809	2,668	2,232	7,340	4,042	6,650	11,382

Operating income (loss)	$42,843	$50,997	$65,439	$33,344	$31,249	$62,573	$42,789	$(14,794)	$(339)	$64,593	$(15,133)

(1)	- See notes to financial supplement for further explanation of non-GAAP measures.